NUMBER                                                  SHARES
                            FOUR OAKS FINCORP, INC.
        F                     (logo appears here)

                                                           SEE REVERSE FOR
                                                         CERTAIN DEFINITIONS

        INCORPORATED UNDER THE LAWS OF THE STATE OF NORTH CAROLINA
                             CAPITAL STOCK

THIS CERTIFIES THAT



is the owner of

  FULLY PAID AND NON-ASSESSABLE SHARES OF CAPITAL STOCK OF THE PAR VALUE OF
                                 $1.00 EACH OF
                               FOUR OAKS FINCORP, INC.

transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this certificates properly endorsed.

                              CERTIFICATE OF STOCK
                               (imprinted below)

   This certificate is not valid unless countersigned by the Transfer Agent. WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.



Dated:

COUNTERSIGNED:



      BRANCH BANKING AND TRUST COMPANY     FOUR OAKS FINCORP, INC.  (Signature of Wanda C. Jones) (Signature of Ayden R. Lee, Jr.)
(WILSON, NORTH CAROLINA)  TRANSFER AGENT      CORPORATE SEAL                            SECRETARY             PRESIDENT

BY:
                    AUTHORIZED SIGNATURE

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


 TEN COM - as tenants in common          UNIF GIFT MIN ACT - __________CUSTODIAN _____________
                                                             (Cust)                 (Minor)
 TEN ENT - as tenants by the entireties
 JT TEN  - as joint tenants with right                        under Uniform Gifts to Minors
           of survivorship and not                            Act _______________
           as tenants in common                                       (State)



   Additional abbreviations may also be used though not in the above list.

For Value Received, __________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE
[                    ]


____________________________________________________________________________
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)
____________________________________________________________________________
____________________________________________________________________________
_____________________________________________________________________ Shares
of the capital stock represented by this Certificate, and do hereby irrevocably constitute and appoint_________________________________________________________
Attorney to transfer the said shares on the books of the name Corporation with full power of substitution in the premises.

Dated ________________________________


                  _____________________________________________________________
                  NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.


SIGNATURE(S) GUARANTEED: ______________________________________________________
                         THE SIGNATURES(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.



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